                                                          UNITED STATES

                                       SECURITIES AND EXCHANGE COMMISSION

                                                      Washington, D.C. 20549

                                                                FORM 8-K/A

                                                       CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                               Date of Report: January 28th, 2013

                                                               Abby Inc.

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                                  (Exact name of registrant as specified in its charter)

                        Nevada                                 000-54734                 applied for

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         (State or other jurisdiction of            (Commission File        (IRS Employer

           incorporation)                                    Number)                     Identification Number)

2724 NE 27th Court, Fort Lauderdale, FL 33306

                               (Address of Principal Executive Offices) (Zip Code)

                                                               702-751-0006

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                           Registrant's telephone number, including area code

                                                                N/A

                                                               -------

                  (Former name or former address, if changed since last report)

       Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR

230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR

240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange

Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange

Act (17 CFR 240.13e-4(c)

SECTION 1-REGISTRANT’S BUSINESS AND OPERATIONS

Item 1.02.  Termination of a Material Definitive Agreement.

In a previous Report on Form 8K filed January 28, 2013, the registrant incorrectly stated that a material definitive agreement with Roger Oil & Gas Inc. of Calgary, Alberta, Canada was terminated. In fact, there was never an agreement of any sort executed between the two parties. In spite of many extensive negotiating meetings in person and via telephone conference calls, the parties could not agree upon a definitive agreement.  Audited financial statements were not delivered by Rogers Oil& Gas Inc. and the  Plan of Arrangement and Compromise of Rogers’ Creditor Claims (the “Plan”) to the Queen’s Bench Court located in Alberta,  was not approved by the Trustee as contemplated. This approval was vital to the acquisition of the assets of Rogers by Abby.

ITEM 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Appointment of Director

On January 21, 2013 Lawson Kerster was appointed to the Board of Directors.

There are no transactions between Mr. Kerster and the Company that are reportable under Item 404(a) of Regulation S-K. There are no family relationships among our directors or executive officers.

Appointment of Officers

On January 22, 2013 Mr. Kerster took on the role of President, Secretary  Treasurer and chief financial officer

 Since September 2005, Mr. Kerster has been the president of Sandringham Investments Limited, a private family owned holding company. Mr. Kerster is retired from active participation in business.

Resignation of Directors and Officers

On January 22, 2013 Thomas Forzani resigned as an officer of the corporation in the capacity of President, Secretary and Treasurer.  Mr. Forzani resigned due to ill health.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.  The following is a complete list of exhibits filed as part of this Report.  Exhibit numbers correspond to the numbers in the exhibit table of Item 601 of Regulation

Exhibit No.	Description
99.1	Resignation letter

SIGNATURES

 Pursuant to the requirements of the Securities Exchange Act of 1934,

the Registrant  has duly  caused  this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

ABBY INC.

s/s Lawson M. Kerster

     Lawson M. Kerster, President

Date: February 28, 2013